SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 29, 2008 (February 25, 2008)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On February 25, 2008, the Compensation Committee of our Board of Directors established 2008 performance goals for our named executive officers under our Executive Officers Variable Pay Plan, effective January 1, 2005. Measured as a percentage of their 2008 base salaries, the target and maximum variable pay available to our named executive officers for achievement of these goals in 2008 is as follows:

	Variable Pay as Percentage
	of 2008 Base Salary
Executive Officer	Target	Maximum
Anupam Narayan, President, Chief Executive Officer and Chief Financial Officer	60%	100%
John M. Taffin, Executive Vice President, Hotel Operations	30%	50%
Thomas L. McKeirnan, Senior Vice President, General Counsel	30%	50%
     As previously reported, the base annual salaries of the named executive officers for 2008 are as follows: Mr. Narayan, $360,000; Mr. Taffin, $220,500; and Mr. McKeirnan, $209,000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: February 29, 2008	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel and Secretary